SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006
                                                           ------------

                         Brooklyn Federal Bancorp, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      United States                    0-51208                   20-2659598
----------------------------     -----------------------    --------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
    of incorporation)                                        Identification No.)


                                81 Court Street
                            Brooklyn, New York                         11201
                            ---------------------------               -------
                      (Address of principal executive office)        (Zip code)

Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03       Amendments to Articles of  Incorporation  or Bylaws;  Change in
                Fiscal Year.
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               The Company's Board of Directors approved the following amendment to the Company's bylaws: Article II, Section 2 to state that the annual meeting of stockholders shall be held within 150 days after the end of the Company's fiscal year.

               The Company's Board of Directors also approved the following amendment to the Company's bylaws: Article II, Section 14 to state that the nominating committee of the Company shall consist of "three or more directors," rather than "the board of directors." This amendment was approved by the Office of Thrift Supervision and is effective as of May 19, 2006. A copy of the Amended and Restated Bylaws are included herein as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

(c) Exhibits.

                Exhibit No.          Description
                -----------          -----------
                  99.1               Amended and Restated Bylaws of Brooklyn
                                     Federal Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BROOKLYN FEDERAL BANCORP, INC.


DATE:  May 25, 2006                   By:  /s/ Angelo J. Di Lorenzo.
       -------------------                 -----------------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer